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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of report: March 27, 2009
                 Date of earliest event reported: March 24, 2009

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                                  MAXIMUS, INC.
             (Exact name of registrant as specified in its charter)


          Virginia                     1-12997                 54-1000588
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)

            11419 Sunset Hills Road,
                Reston, Virginia                             20190-5207
    (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (703) 251-8500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 24, 2009 the Company learned that a member of its audit committee serves on the audit committees of three other public companies. In such event, Rule 303A.07(a) of the New York Stock Exchange Listed Company Manual provides that the board of directors must determine that such simultaneous service does not impair the ability of such member to effectively serve on the listed company's audit committee and disclose such determination in the listed company's annual proxy statement or, if the company does not file an annual proxy statement, in the company's annual report on Form 10-K filed with the SEC.

The Company's Board promptly considered this matter and determined that service on those other audit committees did not impair the member's ability to serve on the Company's audit committee. Moreover, the member is not standing for re-election to one of the other boards and will conclude his service on that board in May 2009.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MAXIMUS, Inc.


Date:    March 27, 2009                     By:      /s/ David R. Francis
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                                                  David R. Francis
                                                  General Counsel and Secretary